--------------------------------------------------------------------------------
            THE BLACKROCK BROAD INVESTMENT GRADE 2009 TERM TRUST INC.
                          ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISER
--------------------------------------------------------------------------------




                                                               November 30, 1996



Dear Trust Shareholder:

     Interest rate volatility in the domestic fixed income markets was once again a major factor over the past twelve months. Significant swings in the pace of U.S. economic growth influenced the bond market's performance, as every release of economic data led to market participant speculation regarding the direction of Federal Reserve monetary policy.
     Despite strong growth and rising wage pressures, the Fed's decision not to raise interest rates at their two most recent policy meetings has markedly increased the stakes in the bond market. The rationale behind the Fed's decision not to raise interest rates appears to focus on the benign inflation data released during the third quarter. Should economic growth slow and inflation remain benign, the Fed will be proven correct in their inaction and the market would be expected to rally significantly. On the other hand, signs of a stronger economy could result in weaker bond prices as the likelihood of a Fed tightening would increase.
     BlackRock maintains a positive view on the bond market. On balance, the outlook for moderate inflation remains intact, suggesting that further declines in interest rates are likely. In addition to this favorable fundamental backdrop, foreign demand for U.S. bonds has increased due to the renewed attractiveness of the U.S. bond market on a global basis.
     This annual report is designed to help you stay informed about your investment and represents our ongoing commitment to improving our communication with you. We hope you find this report useful now and in the future. We appreciate your confidence and look forward to helping you reach your long-term investment goals.


Sincerely,



/s/Laurence D. Fink                            /s/Ralph L. Schlosstein
--------------------                           -----------------------
Laurence D. Fink                                Ralph L. Schlosstein
Chairman                                        President

                                                               November 30, 1996


Dear Shareholder:

     We are pleased to present the annual report for The BlackRock Broad Investment Grade 2009 Term Trust Inc. ("the Trust") for the fiscal year ended October 31, 1996. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize market developments and discuss recent portfolio management activity.

     The Trust is a diversified, actively managed closed-end bond fund whose shares are traded on the American Stock Exchange under the symbol "BCT". The Trust's investment objective is to return $15 per share (its initial offering price) to shareholders on or about December 31, 2009 while providing high current income. Although there can be no guarantee, BlackRock is confident that the Trust can achieve its investment objectives. The Trust seeks these objectives by investing in investment grade fixed income securities, including corporate debt securities, mortgage-backed securities backed by U.S. Government agencies (such as Fannie Mae, Freddie Mac or Ginnie Mae) and commercial mortgage-backed securities. Historically, the Trust has been primarily invested in corporate debt securities and collateralized mortgage obligations (CMOs). All of the Trust's assets must be rated "BBB" by Standard & Poor's or "Baa" by Moody's at the time of purchase or be issued or guaranteed by the U.S. government or its agencies.

     The table below summarizes the performance of the Trust's stock price and NAV (the market value of its bonds per share) over the period:

                                      10/31/96    10/31/95     CHANGE       HIGH         LOW
 Stock Price                           $11.00      $11.125      (1.12%)    $11.75      $10.25
 Net Asset Value (NAV)                 $13.46      $13.40        0.45%     $13.91      $12.37

THE FIXED INCOME MARKETS

     Significant swings in the pace of U.S. economic growth influenced the performance of the fixed income markets during the year ended October 31, 1996. Throughout the fourth quarter of 1995 and through the first six weeks of 1996, weak inflationary data and sluggish retail demand spurred two reductions of short term interest rates totaling 50 basis points (0.50%) by the Federal Reserve to 5.25%. In response to these reductions, as well as the sharp decline in interest rates throughout 1995, economic growth began to pick up in mid-February and accelerated throughout the second quarter of 1996. Economic growth as measured by Gross Domestic Product (GDP) was measured at an annualized 4.7% for the second quarter of 1996, which led investors to believe that the Federal Reserve would be forced to raise interest rates for the first time in over a year to curb the pace of the economy. However, the pace of economic growth has slowed during the past few months. Softer economic data and continued moderation in the broad inflation measures during the third quarter of 1996 allowed the Fed to leave short term interest rates unchanged at their August and September policy meetings.

     Yields of most maturity Treasuries posted minimal net changes over the past twelve months. As an example, the yield of the 10-Year Treasury note ended October 1996 at 6.34%, 32 basis points higher than the October 31, 1995 closing yield of 6.02%. However, the modest net change in yield levels masks considerable intra-year movements. After falling to a low of 5.52% in mid-January, the yield of the 10-year Treasury rose to 7.05% in July in response to stronger economic data before rallying to 6.34% at the end of the fiscal year.

     The market for mortgage-backed securities (MBS) posted strong performance versus the broader investment grade bond market during 1996. Prepayments, as measured by the MBA Refinancing Index, displayed considerable stability as homeowners refinanced their mortgages at a relatively stable rate. An equally important contributor to mortgage performance was a strong technical environment, as new issue supply declined from its May peak. Additionally, financial institution demand for MBS increased in light of an overall scarcity of high quality fixed income products with a yield advantage over Treasuries.

     Corporates posted modestly better total returns than the broad investment grade bond market for the twelve months ended October 31, 1996, as investor demand rose for bonds with a yield advantage (or "spread") over comparable maturity Treasuries. We believe that corporate profits have peaked and that yield spreads have narrowed to extremely tight levels versus Treasuries, making corporate bonds expensively priced. On the other hand, it appears unlikely that the economy will weaken substantially and cause significant price weakness in the corporate bond market.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

     BlackRock actively manages the Trust's portfolio holdings consistent with BlackRock's overall market outlook and the Trust's investment objectives. The following chart compares the Trust's current and October 31, 1995 asset composition:

======================================================================================
COMPOSITION                                        OCTOBER 31, 1996   OCTOBER 31, 1995
Agency Multiple Class Mortgage Pass-Throughs               30%              28%
Commercial Mortgage-Backed Securities                      16%              11%
Adjustable Rate Mortgage Securities                        13%              17%
Corporate Bonds--Finance & Banking                          8%              10%
Stripped Mortgage-Backed Securities                         7%              --
Corporate Bonds--Sovereign & Provincial                     6%               6%
Corporate Bonds--Industrial                                 6%               6%
Municipal Bonds                                             5%               4%
Corporate Bonds--Utilities                                  3%               2%
Mortgage Pass-Throughs                                      3%               6%
U.S. Gov't Securities                                       2%               3%
Non-Agency Multiple Class Mortgage Pass-Throughs            1%               3%
FHA Project Loans                                          --                4%
======================================================================================

     The Trust took advantage of the strong 1996 year-to-date total return performance of the mortgage-backed securities (MBS) market, which saw mortgages as represented by the Lehman Brothers Mortgage Index outperform the broader investment grade bond market (represented by the Lehman Brothers Aggregate Index) by 4.41% to 2.84%. Over the past few months, however, BlackRock has taken a decidedly defensive outlook on the mortgage market given the tight yield spread levels at which mortgages are currently trading and our anticipation of a pick-up in interest rate volatility. Accordingly, the Trust reduced its exposure to several sectors of the mortgage market.

     The reduction in mortgages was most pronounced in the collateralized mortgage obligation (CMO) and pass-through sectors. The Fund's remaining mortgage holdings emphasize seasoned securities, which have weathered several interest rate cycles and are expected to provide more prepayment stability should interest rates decline significantly. The sale of residential mortgage securities raised cash to purchase commercial mortgage-backed securities (CMBS), which have continued to post excellent total returns despite ongoing high levels of new issuance. CMBS deals are typically issued in several pieces, or tranches, which carry different credit ratings. As investor participation in the CMBS market continues to increase, the yield advantage of buying a lower rated security has decreased. Given these narrow credit spreads, the Trust's recent purchases have emphasized higher rated CMBS tranches due to the relatively small degree of yield differential.

     We look forward to continuing to manage the Trust to benefit from the opportunities available to investors in the fixed income markets as well as to maintain the Trust's ability to meet its investment objectives. We thank you for your investment in the BlackRock Broad Investment Grade 2009 Term Trust Inc. Please feel free to contact our marketing center at (800) 227-7BFM (7236) if you have specific questions which were not addressed in this report.

Sincerely,





/s/ Robert S. Kapito                      /s/ Michael P. Lustig
--------------------                      ---------------------
Robert S. Kapito                          Michael P. Lustig
Vice Chairman and Portfolio Manager       Principal and Portfolio Manager
BlackRock Financial Management, Inc.      BlackRock Financial Management, Inc.


===============================================================================
            THE BLACKROCK BROAD INVESTMENT GRADE 2009 TERM TRUST INC.
  Symbol on American Stock Exchange:                                   BCT
  Initial Offering Date:                                          June 17, 1993
  Closing Stock Price as of 10/31/96:                                 $11.00
  Net Asset Value as of 10/31/96:                                     $13.46
  Yield on Closing Stock Price as of 10/31/96 ($11.00)1:                8.18%
  Current Monthly Distribution per Share2:                             $0.0750
  Current Annualized Distribution per Share2:                          $0.9000
===============================================================================

----------
1Yield on closing stock price is  calculated by dividing the current  annualized distribution per share by the closing stock price per share.
2The distribution is not constant and is subject to change.

--------------------------------------------------------------------------------
THE BLACKROCK BROAD INVESTMENT
GRADE 2009 TERM TRUST INC.
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1996
--------------------------------------------------------------------------------
 S&P/
MOODY'S     PRINCIPAL
RATINGS*     AMOUNT                                                 VALUE
(UNAUDITED)   (000)         DESCRIPTION                            (NOTE 1)
--------------------------------------------------------------------------------

                     LONG-TERM INVESTMENTS--143.6%
                     MORTGAGE PASS-THROUGHS--4.2%
                     Government National Mortgage
                       Association,
$1,691+                7.00%, 1/15/24 - 2/15/24 ............     $1,660,481
                                                                  ----------
                     MULTIPLE CLASS MORTGAGE
                     PASS-THROUGHS--63.2%
AAA          795     Community Program Loan Trust,
                        Series 1987-A, Class A4,
                        4.50%, 10/01/18 .....................        682,706
                     Federal Home Loan Mortgage
                     Corporation, Multiclass Mortgage
                     Participation Certificates (REMIC),
           1,127+       Series 1506, Class 1506-S,
                           5/15/08 (ARM) ....................      1,014,068
           2,168++      Series 1510, Class 1510-G,
                           5/15/13 ..........................      2,165,940
           3,000++      Series 1596, Class 1596-D,
                           10/15/13 .........................      2,869,440
             331        Series 1637, Class 1637-LE,
                           12/15/23 (ARM) ...................        246,083
                     Federal National Mortgage
                     Association, REMIC Pass-Through
                     Certificates,
             137        Trust 1992-174, Class 174-S,
                           9/25/22 (ARM) ....................       358,188
             536        Trust 1992-192, Class 192-SB,
                           11/25/07 (ARM) ...................       495,016
           1,613+       Trust 1992-196, Class 196-SA,
                           11/25/07 (ARM) ...................     1,284,599
           1,000++      Trust 1993-49, Class 49-H,
                           4/25/13 ..........................       993,160
           3,053+       Trust 1993-79, Class 79-PK,
                           4/25/22 ..........................     2,963,622
           2,646++      Trust 1993-87, Class 87-J,
                           4/25/22 ..........................     2,468,374
             207        Trust 1993-94, Class 94-S,
                           5/25/23 (ARM) ....................       125,302
           4,000++      Trust 1993-138, Class 138-JK,
                           5/25/19 (I) ......................     1,071,600
           4,090+       Trust 1993-140, Class 140-K,
                           8/25/13 ..........................     4,035,971
             614+       Trust 1993-183, Class 183-SE,
                           10/25/23 (ARM) ...................       484,949
             589        Trust 1993-191, Class 191-SD,
                           10/25/08 (ARM) ...................       427,918
             461++      Trust 1993-202, Class 202-VB,
                           11/25/23 (ARM) ...................       399,053
           1,177++      Trust 1994-13, Class 13-SM,
                           2/25/09 (ARM) ....................       900,405

--------------------------------------------------------------------------------
 S&P/
MOODY'S     PRINCIPAL
RATINGS*     AMOUNT                                                 VALUE
(UNAUDITED)   (000)         DESCRIPTION                            (NOTE 1)
--------------------------------------------------------------------------------

             $ 748+     Trust 1994-37, Class 37-SC,
                           3/25/24 (ARM) ....................  $    539,590
             4,051      Trust 1994-42, Series 42-SO,
                           3/25/23 (ARM) ....................       569,739
             1,500+     Trust 1996-20, Class 20-SB,
                           10/25/08 (ARM) ...................       465,000
               119      Trust G93-25, Class 25-J,
                           12/25/19 (I) .....................       470,840
               246      Trust G93-27, Class 27-SE,
                           8/25/23 (ARM) ....................       129,830
                                                                 ----------
                                                                 25,161,393
                                                                 ----------

              COMMERCIAL MORTGAGE-BACKED
              SECURITIES--22.9%

A              400@     American Southwest Financial
                          Securities Corporation, Series
                          1994-C2, Class A4,
                          8.00%, 8/25/10 ......................     404,764
BBB            500      Citibank New York NA,
                          Multifamily Mortgage, Series 1994-1,
                          Class M2, 144A 8.00%, 1/25/19 .......     507,753
Baa2           800      DLJ Mortgage Acceptance
                          Corporation, Series 1992-MF3,
                          Class B, 10.25%, 6/18/07 ............     812,585
BBB+           750      FDIC Remic Trust, Mortgage
                          Pass-Through Certificates,
                          Series 1994-C1, Class II-F,
                          8.70%, 9/25/25 ......................     770,625
AAA            500      GS Mortgage Securities Corporation,
                          Series 1996- PL, Class A2,
                          7.41%, 2/15/27 ......................     507,500
                          LTC Commercial Mortgage
                          Pass-Through Certificates,
A              500      Series 1994-1, Class 1-D,
                          10.00%, 6/15/26 .....................     555,076
AAA            496      Series 1996-1 Class 1-A, 144A,
                          7.06%, 4/15/28          494,487
                          Merrill Lynch Mortgage Investors
                          Incorporated,
BBB            500      Series 1995-C1, Class D,
                          7.944%, 5/25/15 .....................     510,123
BBB            500      Series 1996-C1, Class D,
                          7.42%, 4/25/28 ......................     492,801
BBB            500       Morgan Stanley  Capital 1
                          Incorporated,  Commercial
                          Mortgage Pass-Through,
                          Series  1995-GA  1, Class D, 144A
                          8.25%, 8/15/27 ......................     519,150

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 S&P/
MOODY'S     PRINCIPAL
RATINGS*     AMOUNT                                                 VALUE
(UNAUDITED)   (000)         DESCRIPTION                            (NOTE 1)
--------------------------------------------------------------------------------

AAA        $   750      New York City Mortgage Loan Trust,
                          Multifamily Mortgage Pass-Through
                          Class A-2, 144A
                          6.75%, 6/25/2011 ....................  $  720,235
BBB            600      Nomura Asset Capital Corporation,
                          Series 1993-M1, Class A3, 144A
                          7.64%, 11/25/03 .....................     606,139
                          PaineWebber Mortgage
                          Acceptance Corporation IV,
BBB            750      Series 1995-M1, Class D, 144A
                          7.30%, 1/15/07 ......................     740,917
BBB            500      Series 1995-M2, Class D, 144A
                          7.20% 12/1/03 .......................     496,209
A              476      Resolution Trust Corporation,
                          Series 1994-C2, Class D,
                          8.00%, 4/25/25 ......................     486,183
AAA            500      Structured Asset Securities
                          Corporation, Series
                          1996-CFL, Class B,
                          6.303%, 2/25/28 .....................     486,848
                                                                  ---------
                                                                  9,111,395
                                                                  ---------
                          CORPORATE BONDS--33.4%
                          FINANCE & BANKING--10.9%
A3             500      Amsouth Bancorporation,
                          6.75%, 11/01/25 .....................     488,718
A              600      Equitable Life Assured Society, 144A
                          6.95%, 12/01/05 .....................     595,461
BBB-           500      Macsaver Financial Services
                          Incorporated,
                          7.875%, 8/01/03 .....................     505,071
A1             500      Metropolitan Life Insurance Co., 144A
                          6.30%, 11/01/03 .....................     486,380
A+           1,000      Morgan StanleyGroup Incorporated,
                          10.00%, 6/15/08 .....................   1,211,790
Baa3           500      New American Capital Incorporated,
                          Series C, 144A 6.9375%, 4/12/00 .....     503,750
BBB+           500      PaineWebber Group Incorporated,
                          8.875%, 3/15/05 .....................     548,090
                                                                  ---------
                                                                  4,339,260
                                                                  ---------
              CORPORATE BONDS (CONT'D)
              INDUSTRIALS--8.4%
A3             100      American Airlines Inc. Secured
                          Equipment Trust,
                          Series 1990-M,
                          10.44%, 3/04/07 .....................     121,009
BBB-           500@     Burlington Industries Incorporated,
                          7.25%, 9/15/05 ......................     494,701
BBB            500      Occidental Petroleum Corporation,
                          10.125%, 9/15/09 ....................     619,495
BBB-           500      Ralcorp Holdings, Incorporated,
                          8.75%, 9/15/04 ......................     548,275
A-             500      Ralston Purina Co., Debenture,
                          9.25%, 10/15/09 .....................     584,570
A              500      Seagram Joseph E & Sons Inc.,
                          7.00%, 4/15/08 ......................     497,005
BBB-           500      Tele-Communications Inc.,
                          8.25%, 1/15/03 ......................     494,420
                                                                  ---------
                                                                  3,359,475
                                                                  ---------
                        CORPORATE BONDS (CONT'D)
                        UTILITIES--4.8%
BBB-       $   500      360 Communications Co.,
                          7.50%, 3/01/06 ......................  $  497,605
BBB-           391      Mobile Energy Services Co. L. L. C.,
                          8.665%, 1/01/17 .....................     404,800
BBB-           500      NRG Energy Incorporated, 144A
                          7.625%, 2/01/06 .....................     474,903
Baa2           500      Ohio Edison Company,
                          8.625%, 9/15/03 .....................     533,959
                                                                  ---------
                                                                  1,911,267
                                                                  ---------
                        CORPORATE BONDS (CONT'D)
                        SOVEREIGN & PROVINCIAL--9.3%
A              500      China Light & Power,
                          7.50%, 4/15/06 ......................     506,616
A1            1000      Dow Capital B V,
                          9.20%, 6/01/10 ......................   1,128,450
BBB-           500      Empresa Electric Guacolda Sa, 144A
                          7.95%, 4/30/03 ......................     511,223
BBB+           500      Empresa Electric Pehuhuenche,
                          7.30%, 5/01/03 ......................     508,799
A+             525      Quebec Province,
                          7.50%, 7/15/02 ......................     546,431
A3             500      Siam Commercial Bank, 144A
                          7.50%, 3/15/06 ......................     499,167
                                                                  ---------
                                                                  3,700,686
                                                                  ---------
                        STRIPPED MORTGAGE-BACKED
                        SECURITIES--9.6%
                        Federal Home Loan
                        Mortgage Corporation
                 29       Series 65, Class 65-I,
                            8/15/20 (I/O) .......................   770,190
                 12       Series 141, Class 141-H,
                            5/15/21 (I/O) .......................   361,855
                        Federal National Mortgage
                          Association,
              1,273     Trust 2, Class 2,
                            2/01/17 (I/O) .......................   386,420
                  9     Trust G-21, Class 21-L,
                            7/25/21 (I/O) .......................   248,721
              4,083++   Trust 226, Class 2,
                            6/01/23 (I/O) ....................... 1,206,055
              1,000     Trust 1994-46, Series 46-D,
                            11/25/23 (P/O) ......................   427,340
                        Salomon Brothers Mortgage
                        Securities Inc. VI,
                354     Series 1987-3, Class B,
                            10/23/17 (I/O) ......................   138,208
                354     Series 1987-3, Class A,
                            10/23/17 (P/O) ......................   265,572
                                                                  ---------
                                                                  3,804,361
                                                                  ---------
                        U.S GOVERNMENT SECURITY--2.5%
              1,000     Small Business Administration
                            Participation Certificate,
                            7.35%, Series 1995-10,
                            Class 10-C, 8/01/05 ................. 1,012,500
                                                                  ---------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
 S&P/
MOODY'S     PRINCIPAL
RATINGS*     AMOUNT                                                 VALUE
(UNAUDITED)   (000)         DESCRIPTION                            (NOTE 1)
--------------------------------------------------------------------------------

                          MUNICIPAL BONDS--7.8%
AA-        $   500      Fresno California Pension
                            Obligation, Taxable, Series 1994,
                            7.80%, 6/01/14 ......................$  522,220
AAA            500      Kern County California
                            Pension Obligation, Taxable,
                            6.98%, 8/15/09 ......................   489,580
                        Los Angeles County California
                            Pension, Taxable,
AAA          1,000          Series A, 8.62%, 6/30/06 ............ 1,120,110
AAA            500          Series D, 6.97%, 6/30/08 ............   493,980
AAA            500      Orleans Parish Louisiana
                            School Board, Taxable,
                            Ref, Series A,
                            6.60%, 2/01/08 ......................   483,290
                                                                  ---------
                                                                  3,109,180
                                                                  ---------
                         Total Long-Term Investments
                            -143.6% (cost $56,156,489) .........$57,169,998
                         Liabilities in excess of other
                            assets--(43.6%) ....................(17,364,885)
                                                                -----------
                            NET ASSETS--100% ...................$39,805,113
                                                                ===========



----------
     *  Using the higher of Standard & Poor's or Moody's Rating.
     + Partial principal amount pledged as collateral for reverse repurchase agreements.
     ++ Entire principal amount pledged as collateral for reverse repurchase agreements.
     @ Entire principal amount pledged as collateral for futures trans-actions.

================================================================================
                              KEY TO ABBREVIATIONS
  ARM   --Adjustable Rate Mortgage.
  CMT   --Constant Maturity Treasury.
  I     --Denotes a CMO with Interest only characteristics.
  I/O   --Interest only.
  P/O   --Principal only.
  REMIC --Real Estate Mortgage Investment Conduit.
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK BROAD INVESTMENT
GRADE 2009 TERM TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1996
--------------------------------------------------------------------------------

ASSETS
Investments, at value
  (cost $56,156,489) (Note 1) .............................        $ 57,169,998
Cash ......................................................              20,258
Interest receivable .......................................             829,431
Deferred organization expenses and other assets............              11,646
                                                                   ------------
                                                                     58,031,333
                                                                   ------------


LIABILITIES
Reverse repurchase agreements (Note 4) ....................          18,081,000
Dividends payable .........................................              34,287
Interest payable ..........................................              36,096
Advisory fee payable (Note 2) .............................              13,775
Administration fee payable (Note 2) .......................               4,948
Variation margin payable on open futures
  contracts (Note 1) ......................................              15,782
Other accrued expenses ....................................              40,332
                                                                   ------------
                                                                     18,226,220
                                                                   ------------

NET ASSETS ................................................        $ 39,805,113
                                                                   ============
Net assets were comprised of:
  Common stock:
    Par value (Note 5) ....................................        $     29,571
    Paid-in capital in excess of par ......................          40,699,403
                                                                   ------------
                                                                     40,728,974

  Undistributed net investment income ...............                   244,192
  Accumulated net realized loss ...........................          (1,939,890)
  Net unrealized appreciation .............................             771,837
                                                                   ------------
  Net assets, October 31, 1996 ............................        $ 39,805,113
                                                                   ============
Net asset value per share:
  ($39,805,113 / 2,957,093 shares of
  common stock issued and outstanding) ....................        $      13.46
                                                                   ============

--------------------------------------------------------------------------------
THE BLACKROCK BROAD INVESTMENT
GRADE 2009 TERM TRUST INC.
STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 1996
--------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
  Interest earned (including net amortization of
    premium of $1,068,144 and net of interest
    expense of $1,043,524) ....................................    $  3,376,323
                                                                     ----------

Operating Expenses
  Investment advisory .........................................         218,431
  Administration ..............................................          59,572
  Reports to shareholders .....................................          63,366
  Custodian ...................................................          18,410
  Audit .......................................................          13,702
  Directors ...................................................          11,903
  Legal .......................................................           8,976
  Transfer agent ..............................................           8,483
  Miscellaneous ...............................................          31,048
                                                                    -----------
  Total operating expenses ....................................         433,891

                                                                    -----------
Net investment income .........................................       2,942,432
                                                                    -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS (NOTE 3)
Net realized gain (loss) on:
  Investments .................................................         643,677
  Short sales .................................................         (16,935)
  Futures .....................................................        (537,061)
                                                                    -----------
                                                                         89,681
                                                                    -----------
Net change in unrealized
  appreciation (depreciation) on:
  Investments .................................................        (226,070)
  Futures .....................................................          63,011
                                                                    -----------
                                                                       (163,059)
                                                                    -----------
Net loss on investments .......................................         (73,378)
                                                                    -----------

NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS ..................................................     $ 2,869,054
                                                                    ===========

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK BROAD INVESTMENT
GRADE 2009 TERM TRUST INC.
STATEMENT OF CASH FLOWS
YEAR ENDED OCTOBER 31, 1996
--------------------------------------------------------------------------------


INCREASE (DECREASE) IN CASH
Cash flows provided by operating activities:
  Interest received, net of interest purchased ..............      $  4,162,152
  Operating expense paid ....................................          (419,293)
  Interest expense paid .....................................        (1,090,384)
  Purchase of long-term portfolio investments ...............       (35,022,990)
  Proceeds from disposition of long-term portfolio
    investments .............................................        33,228,474
  Other .....................................................         2,257,586
                                                                   ------------
  Net cash flows provided by operating activities ...........         3,115,545
                                                                   ------------
Cash flows used for financing activities:
  Decrease in reverse repurchase agreements .................          (408,000)
  Cash dividends paid .......................................        (2,712,798)
                                                                   ------------
  Net cash flows used for financing activities ..............        (3,120,798)
                                                                   ------------
Net decrease in cash ........................................            (5,253)
Cash at beginning of year ...................................            25,511
                                                                   ------------
Cash at end of year .........................................      $     20,258
                                                                   ============
RECONCILIATION OF NET INCREASE IN
  NET ASSETS RESULTING FROM OPERATIONS
  TO NET CASH FLOWS PROVIDED BY
  OPERATING ACTIVITIES
Net increase in net assets resulting from operations ........      $  2,869,054
                                                                   ------------
Decrease in  investments ....................................         1,498,875
Net realized gain on investments ............................           (89,681)
Decrease in  unrealized appreciation ........................           163,059
Increase in interest receivable .............................          (257,695)
Decrease in receivable for investment sold ..................         1,072,748
Decrease in deferred organization expenses
  and other assets ..........................................             9,893
Decrease in payable for investments purchased ...............        (2,108,553)
Decrease in interest payable ................................           (46,860)
Increase in accrued expenses and other liabilities ..........             4,705
                                                                   ------------
  Total adjustments .........................................           246,491
                                                                   ------------
Net cash flows provided by operating activities .............      $  3,115,545
                                                                   ============

--------------------------------------------------------------------------------
THE BLACKROCK BROAD INVESTMENT
GRADE 2009 TERM TRUST INC.
STATEMENTS OF CHANGES IN
NET ASSETS
--------------------------------------------------------------------------------

                                                     YEAR ENDED      YEAR ENDED
INCREASE (DECREASE) IN                               OCTOBER 31,     OCTOBER 31,
  NET ASSETS                                            1996            1995
                                                        ----            ----

Operations:
  Net investment income ......................     $ 2,942,432     $  2,513,128
  Net realized gain (loss) on
    investments, short sales
    and futures ..............................          89,681       (1,973,140)
  Net unrealized appreciation
    (depreciation) on
    investments and futures ..................        (163,059)       6,693,935
                                                  ------------     ------------
  Net increase in net
    assets resulting from
    operations ...............................       2,869,054        7,233,923
                                                  ------------     ------------

Dividends & Distributions to shareholders:
  Dividends from
    net investment income ....................      (2,698,240)      (2,513,128)
  Distributions from
    paid-in capital ..........................            --           (406,938)
                                                  ------------     ------------

Total dividends and
  distributions ..............................      (2,698,240)      (2,920,066)
                                                  ------------     ------------
  Total increase .............................         170,814        4,313,857


NET ASSETS
Beginning of year ............................      39,634,299       35,320,442
                                                  ------------     ------------
End of year ..................................    $ 39,805,113     $ 39,634,299
                                                  ============     ============



See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK BROAD INVESTMENT
GRADE 2009 TERM TRUST INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                                       For the Period
                                                                                                           June 25,
                                                                      Year Ended October 31,              1993* to
                                                                      ----------------------             October 31,
PER SHARE OPERATING PERFORMANCE:                                 1996        1995          1994              1993
                                                               ------       -----         -----             ------

Net asset value, beginning of period ...................   $    13.40     $     11.94     $    14.56     $    14.10
                                                           -----------     ----------     ----------       -------
  Net investment income (net of interest expense of
    $.35, $.68, $.34 and $.02) .........................         1.00            0.85           0.95           0.28
  Net realized and unrealized gain (loss) on investments        (0.03)           1.60          (2.48)          0.52
                                                          -----------      ----------     ----------     ----------
Net increase (decrease) from investment operations .....         0.97            2.45          (1.53)          0.80
                                                          -----------      ----------     ----------     ----------
Dividends from net investment income ...................        (0.91)          (0.85)         (0.95)         (0.27)
Distributions from realized capital gains ..............           --              --          (0.02)            --
Distributions from paid-in capital .....................           --           (0.14)         (0.09)            --
                                                          -----------      ----------     ----------     ----------
Total dividends and distributions ......................        (0.91)          (0.99)         (1.06)         (0.27)
                                                          -----------      ----------     ----------     ----------
Capital charge with respect to issuance of shares ......          --             --            (0.03)         (0.07)
                                                          -----------      ----------     ----------     ----------
Net asset value, end of period** .......................   $    13.46     $     13.40     $    11.94     $    14.56#
                                                           ==========     ===========     ==========     ==========
Per share market value, end of period** ................   $    11.00     $    11.125     $    10.00     $    13.75
                                                           ==========     ===========     ==========     ==========

TOTAL INVESTMENT RETURN+ ...............................         6.67%          22.43%        (20.41%)        (0.60%)

RATIOS TO AVERAGE NET ASSETS:
Operating Expenses @ ...................................         1.12%           1.00%          1.04%           .97%++
Net investment income ..................................         7.59%           6.78%          7.31%          5.66%++

SUPPLEMENTAL DATA:
Average net assets (in thousands) ......................       $38,786         $37,080        $38,468        $41,195
Portfolio turnover .....................................           58%            116%            41%            27%
Net assets, end of period (in thousands) ...............       $39,805         $39,634        $35,320        $43,051
Reverse repurchase agreements outstanding, end of period
  (in thousands) .......................................       $18,081         $18,489        $16,003        $18,375
Asset coverage+++ ......................................       $ 3,209         $ 3,144        $ 3,207        $ 3,343

----------
   * Commencement of investment operations.
  ** Net asset value and market value are published in The Wall Street Journal each Monday.
   # Net asset value immediately after the closing of the first public offering was $14.03. @ The ratios of operating expenses, including interest expense, to average net assets were 3.81%, 6.42%, 3.65%, 1.31% for the periods indicated above, respectively.
   + Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market price on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment returns for less than one full year are not annualized.
  ++ Annualized.
 +++ Per $1,000 of reverse repurchase agreements outstanding.

The information above represents the audited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each of the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK BROAD INVESTMENT
GRADE 2009 TERM TRUST INC.
NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)
--------------------------------------------------------------------------------


NOTE 1. ACCOUNTING       The BlackRock  Broad  Investment Grade  2009 Term Trust
POLICIES                 Inc. (the"Trust"),  a Maryland corporation, is a diver-
                         sified,  closed-end  management investment company. The
Trust had no transactions until June 16, 1993, when it sold 7,093 shares of common stock for $100,012 to BlackRock Financial Management, Inc. Investment operations commenced on June 25, 1993. The investment objective of the Trust is to manage a portfolio of fixed income securities that will return $15 per share to investors on or shortly before December 31, 2009 while providing high monthly income. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

  The following is a summary of significant accounting policies followed by the Trust.

  SECURITIES VALUATION: The Trust values mortgage-backed, asset-backed securities and other debt securities on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on the applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades unless the Trust's Board of Directors determines that such price does not reflect its fair value, in which case it will be valued at its fair value as determined by the Trust's Board of Directors. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

  Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase is 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity from date of purchase exceeded 60 days.

  In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

  OPTION SELLING/PURCHASING: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

  Options, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of five would imply that the price would move approximately five percent in relation to a one percent change in interest rates.

  Option selling and purchasing is used by the Trust to effectively hedge more volatile positions so that changes in interest rates do not change the duration of the portfolio unexpectedly. In general, the Trust uses options to hedge a long or short position or an overall portfolio that is longer or shorter than the benchmark security. A call option gives the purchaser of the option the right (but not obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. Put options can be purchased to effectively hedge a position or a portfolio against price declines if a portfolio is long. In the same sense, call options can be purchased to hedge a portfolio that is shorter than its benchmark against price changes. The trust can also sell (or write) covered call options and put options to hedge portfolio positions.

  The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, as with futures contracts, the Trust risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

  FINANCIAL FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

  Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of "five" would imply that the price would move approximately five percent in relation to a one percent change in interest rates. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust can effectively "hedge" more volatile positions so that changes in interest rates do not change the duration of the portfolio unexpectedly.

  The Trust may invest in financial futures contracts primarily for the purpose of hedging its existing portfolio securities or securities the Trust intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is also at risk of not being able to enter into a closing transaction for the futures contract because of an illiquid secondary market. In addition, since futures are used to shorten or lengthen a portfolio's duration, there is a risk that the portfolio may have temporarily performed better without the hedge or that the Trust may lose the opportunity to realize appreciation in the market price of the underlying positions.

  SHORT SALES: The Trust may make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Trust makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received.

  SECURITIES LENDING: The Trust may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Trust may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Trust receives compensation for lending its securities in the form of interest on the loan. The Trust also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust. The Trust did not engage in securities lending during the year ended October 31, 1996.

  SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust accretes discount or amortizes premium on securities purchased using the interest method.

  TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient amounts of its taxable income to shareholders. Therefore, no Federal income tax provision is required. As part of a tax planning strategy, the Trust intends to retain a portion of its taxable income and pay an excise tax on the undistributed amounts.

  DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions monthly first from net investment income, then from realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date.

  DEFERRED ORGANIZATION EXPENSES: A total of $30,000 was incurred in connection with the organization of the Trust. These costs have been deferred and are being amortized ratably over a period of sixty months from the date the Trust commenced investment operations.

  ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2. AGREEMENTS       The Trust has an  Investment  Advisory  Agreement  with
                         BlackRock Financial Management, Inc. (the "Adviser"), a
wholly-owned corporate subsidiary of PNC Asset Management Group, Inc., the holding company for PNC's asset management business, and an Administration Agreement with Princeton Administrators L.P. (the "Administrator"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc.

  The investment fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.55% of the Trust's average weekly net assets. The administration fee paid to the Administrator is also computed weekly and payable monthly at an annual rate of 0.15% of the Trust's average weekly net assets.

  Pursuant to the agreements, the Adviser provides contin- uous supervision of the investment portfolio and pays the compensation of officers of the Trust. The Administrator pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.


NOTE 3. PORTFOLIO       Purchases and sales of investment securities, other than
SECURITIES              short-term  investments and dollar rolls,  for the  year
                        ended  October  31,  1996  aggregated  $32,914,437   and
$32,465,017, respectively.

  The Trust may invest in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities"). At October 31, 1996, the Trust held 12.5% of its portfolio assets in securities restricted as to resale.

  The Trust may from time to time purchase in the secondary market certain mortgage pass-through securities packaged or master serviced byPNC Mortgage Securities Corp. (or Sears Mortgage if PNC Mortgage Securities Corp. succeeded to rights and duties of Sears) or mortgage related securities containing loans or mortgages originated by PNCBank or its affiliates.It is possible under certain circumstances, PNC Mortgage Securities Corp. or its affiliates could have interests that are in conflict with the holders of these mortgage backed securities, and such holders could have rights against PNC Mortgage Securities Corp. or its affiliates.

  The federal income tax basis of the Trust's investments at October 31, 1996 was substantially the same as the basis for financial reporting and, accordingly, net unrealized appreciation for federal income tax purposes was $771,837 (gross unrealized appreciation--1,681,549, gross unrealized depreciation--909,712).

  For Federal income tax purposes, the Trust had a capital loss carryforward at October 31, 1996 of approximately $2,200,000 which will expire in 2003. Accordingly, no capital gain distribution is expected to be paid to shareholders until net gains have been realized in excess of such amount.

  At October 31, 1996 the Trust entered into financial futures contracts. Details of open contracts at October 31, 1996 are as follows:

                                                                 VALUE AT
NUMBER OF                           EXPIRATION       VALUE AT   OCTOBER 31,   UNREALIZED
CONTRACTS              TYPE             DATE         TRADE DATE     1996      DEPRECIATION
---------              ----             ----         ----------     ----      ------------
Short Position:
                  10 yr. U.S.
  30                 T-Note           Dec. 96        $3,166,740  $3,288,750   $ (122,010)
                  30 yr. U.S.
  25                 T-Bond           Dec. 96         2,705,338   2,825,000     (119,662)
                                                                              ----------
                                                                              $ (241,672)
                                                                              ==========

NOTE 4. BORROWINGS        REVERSE  REPURCHASE  AGREEMENTS:  The  Trust may enter
                          into reverse  repurchase  agreements  with  qualified,
third party broker-dealers as determined by and under the direction of the Trust's Board of Directors. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the lender, the value of which at least equals the principal amount of the reverse repurchase transactions including accrued interest.

  The average daily balance of reverse repurchase agreements outstanding during the year ended October 31, 1996 was approximately 18,575,000 at a weighted average interest rate of approximately 5.53%. The maximum amount of reverse repurchase agreements outstanding at any month-end during the period was 21,063,399 as of November 30, 1995 which was 34.74% of total assets.

  DOLLAR ROLLS: The Trust may enter into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities. The Trust will be compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The Trust did not enter into any dollar roll transactions during the year ended October 31, 1996.


NOTE 5. CAPITAL          There are 200 million  shares of $.01 par value  common
                         stock authorized. Of the 2,957,093 shares outstanding at October 31, 1996, the Adviser owned 7,093 shares.
Offering costs ($280,662) incurred in connection with the underwriting of the Trust's shares have been charged to paid-in capital in excess of par.


NOTE 6. DIVIDENDS        Subsequent to October 31, 1996,  the Board of Directors
                         of the Trust  declared  a dividend  from  undistributed
earnings of $0.075 per share payable November 29, 1996 to shareholders of record on November 15, 1996.

NOTE 7. QUARTERLY DATA (UNAUDITED)

============================================================================================
                                                        NET REALIZED AND
                                                           UNREALIZED
                                                        GAINS (LOSSES) ON
                                   NET INVESTMENT      INVESTMENTS, SHORT
                                       INCOME           SALES AND FUTURES


                           TOTAL              PER                   PER
QUARTERLY PERIOD          INCOME    AMOUNT   SHARE       AMOUNT    SHARE
----------------          ------    ------   -----       ------    -----
 November 1, 1994
   to January 31, 1995   $664,982  $585,925  $0.20     $141,533    $0.05
 February 1, 1995
   to April 30, 1995      704,154   612,259   0.20     1,490,730    0.51
 May 1, 1995
   to July 31, 1995       741,423   647,495   0.22     1,299,819    0.44
 August 1, 1995
   to October 31, 1995    773,028   667,449   0.23     1,788,713    0.60
 November 1, 1995
   to January 31, 1996    767,322   663,112   0.22     1,299,170    0.44
 February 1, 1996
   to April 30, 1996      858,987   759,155   0.26    (3,541,090)  (1.20)
 May 1, 1996
   to July 31, 1996       850,061   747,149   0.26       309,851     0.10
 August 1, 1996
   to October 31, 1996    899,953   773,016   0.26     1,858,691     0.63





                            NET INCREASE (DECREASE)
                                IN NET ASSETS
                                  RESULTING           DIVIDENDS
                               FROM OPERATIONS   AND DISTRIBUTIONS
                                                                    SHARE PRICE
                                                                                     PERIOD END
                                          PER                PER                     NET ASSET
QUARTERLY PERIOD               AMOUNT    SHARE    AMOUNT    SHARE   HIGH      LOW      VALUE
----------------               ------    -----    ------    -----   ----      ---      -----
 November 1, 1994
   to January 31, 1995       $727,458    $0.25  $757,742   $0.26   $11.000  $ 9.875   $11.93
 February 1, 1995
   to April 30, 1995        2,102,989     0.71   720,778    0.24    10.750   10.250    12.40
 May 1, 1995
   to July 31, 1995         1,947,314     0.66   720,792    0.25    11.625   10.500    12.82
 August 1, 1995
   to October 31, 1995      2,456,162     0.83   720,754    0.24    11.375   10.625    13.40
 November 1, 1995
   to January 31, 1996      1,962,282     0.66   702,286    0.23    11.750   11.125    13.83
 February 1, 1996
   to April 30, 1996       (2,781,935)   (0.94)  665,320    0.23    11.750   10.375    12.66
 May 1, 1996
   to July 31, 1996         1,057,000     0.36   665,318    0.22    10.750   10.250    12.80
 August 1, 1996
   to October 31, 1996      2,631,707     0.89   665,316    0.23    11.125   10.625    13.46
============================================================================================

--------------------------------------------------------------------------------
            THE BLACKROCK BROAD INVESTMENT GRADE 2009 TERM TRUST INC.
                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

The  Shareholders and Board of Directors of
The BlackRock Broad Investment Grade 2009 Term Trust Inc.:

     We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The BlackRock Broad Investment Grade 2009 Term Trust Inc. as of October 31, 1996 and the related statements of operations and of cash flows for the year then ended and of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the three years in the period then ended and the period June 25, 1993 (commencement of investment operations) to October 31, 1993. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The BlackRock Broad Investment Grade 2009 Term Trust Inc. at October 31, 1996 and the results of its operations, its cash flows, the changes in its net assets and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.






/s/Deloitte & Touche LLP
-----------------------
Deloitte & Touche LLP

New York, New York
December 6, 1996

--------------------------------------------------------------------------------
            THE BLACKROCK BROAD INVESTMENT GRADE 2009 TERM TRUST INC.
                                 TAX INFORMATION
--------------------------------------------------------------------------------

   We wish to advise you as to the federal tax status of dividends and distributions paid by the Trust during its fiscal year ended October 31, 1996.

   During the fiscal year ended October 31, 1996, the Trust paid dividends totalling $.91 per share all of which is taxable as ordinary income. For federal income tax purposes, the aggregate of any dividends and short-term capital gains distributions you received are reportable in your 1996 federal income tax return as ordinary income.Further, we wish to advise you that your income dividends do not qualify for the dividends received deduction.

   For the purpose of preparing your 1996 annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099 DIV which will be mailed to you in January 1997.

--------------------------------------------------------------------------------
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

   Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains automatically reinvested by State Street Bank &Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Custodian, as dividend disbursing agent.

   The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market, on the American Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new shares under the Plan.

   Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment will be made for any fraction of a Trust share.

   The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state and or local income taxes that may be payable on such dividends or distributions.

   Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 669-1BFM. The address is on the front of this report.

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

   There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders, or to its charter or by-laws, or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

--------------------------------------------------------------------------------
            THE BLACKROCK BROAD INVESTMENT GRADE 2009 TERM TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVE

The Trust's investment objective is to manage a portfolio of fixed income securities that will return $15 per share (the initial public offering price per share) to investors on or about December 31, 2009 while providing high monthly income.


WHO MANAGES THE TRUST?

BlackRock Financial Management, Inc. ("BlackRock" or the "Adviser") is the investment adviser for the Trust. BlackRock is a registered investment adviser specializing in fixed income securities. Currently, BlackRock manages over $43 billion of assets across the government, mortgage, corporate and municipal sectors. These assets are managed on behalf of institutional and individual investors in 21 closed-end funds, which trade on either the New York Stock or American Stock exchanges, several open-end funds and separate accounts for more than 100 clients in the U.S. and overseas. BlackRock is a subsidiary of PNC Asset Management Group, Inc. which is a division of PNC Bank N.A., one of the nation's largest banking organizations.


WHAT CAN THE TRUST INVEST IN?

The Trust may invest in all fixed income securities rated investment grade or higher ("AAA", "AA", "A" or "BBB"). Examples of securities in which the Trust may invest include U.S. government and government agency securities, zero coupon securities, mortgage-backed securities, corporate debt securities, asset-backed securities, U.S. dollar-denominated foreign debt securities and municipal securities. Under current market conditions, BlackRock expects that the primary investments of the Trust will be U.S. government securities, securities backed by government agencies (such as mortgage-backed securities), corporate debt securities and privately issued mortgage-backed securities.


WHAT IS THE ADVISER'S INVESTMENT STRATEGY?

The Adviser will seek to meet the Trust's investment objective by managing the assets of the Trust so as to return the initial offering price ($15 per share) at maturity. The Adviser will implement a conservative strategy that will seek to closely match the maturity of the assets of the portfolio with the future return of the initial investment on or about December 31, 2009. At the Trust's termination, BlackRock expects that the value of the securities which have matured, combined with the value of the securities that are sold will be sufficient to return the initial offering price to investors. On a continuous basis, the Trust will seek its objective by actively managing its assets in relation to market conditions, interest rate changes and, importantly, the remaining term to maturity of the Trust.

In addition to seeking the return of the initial offering price, the Trust also seeks to provide high monthly income to investors. The portfolio managers will attempt to achieve this objective by investing in securities that provide competitive income. In addition, leverage will be used (in an amount up to 331/3% of the total assets) to enhance the income of the portfolio. In order to maintain competitive yields as the Trust approaches maturity and depending on market conditions, the Adviser will attempt to purchase securities with call protection or maturities as close to the Trust's maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust's primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date (i.e. cash from early and regularly scheduled payments of principal on mortgage-backed securities) will be reinvested in securities with maturities which coincide with the remaining term of the Trust. Since shorter-term securities typically yield less than longer-term securities, this strategy will likely result in a decline in the Trust's income over time. However, the Adviser will attempt to maintain a yield which is competitive with a comparable maturity Treasury at the same point on the curve (i.e. if the Trust has three years left until its maturity, the Adviser will attempt to maintain a yield at a spread over a 3-year Treasury). It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price.


HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trust's shares are traded on the American Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial adviser. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the Trust through the Trust's transfer agent, State Street Bank & Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial adviser to determine whether their brokerage firm offers dividend reinvestment services.


LEVERAGE CONSIDERATIONS IN A TERM TRUST

Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the use of reverse repurchase agreements and dollar rolls. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer-term assets is the benefit to the Trust from leverage. In general, the portfolio is typically leveraged at approximately 331/3% of total assets.

Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the Trust in a declining rate environment, but can cause net assets to decline faster than the market in a rapidly rising rate environment. BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should BlackRock consider that reduction to be in the best interests of the shareholders.


SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO TERM TRUSTS

THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

RETURN OF INITIAL INVESTMENT. Although the objective of the Trust is to return its initial offering price upon termination, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to decline to some extent over the term of the Trust due to the anticipated shortening of the dollar-weighted average maturity of the Trust's assets.

LEVERAGE. The Trust utilizes leverage through reverse repurchase agreements and dollar rolls, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the American Stock Exchange (AMEX symbol: BCT) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The cash flow and yield characteristics of these securities differ from traditional debt securities. The major differences typically include more frequent payments and the possibility of prepayments which will change the yield to maturity of the security.

CORPORATE DEBT SECURITIES. The value of corporate debt securities generally varies inversely with changes in prevailing market interest rates. The Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ZERO COUPON SECURITIES. Such securities receive no cash flows prior to maturity; therefore, interim price movement on the securities are generally more sensitive to interest rate movements then securities that make periodic coupon payments. These securities appreciate in value over time and can play an important role in helping the Trust achieve its primary objectives.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

NON-U.S. SECURITIES. The Trust may invest less than 10% of its total assets in non-U.S. dollar-denominated securities which involve special risks such as currency, political and economic risks, although under current market conditions the Trust does not do so.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

--------------------------------------------------------------------------------
            THE BLACKROCK BROAD INVESTMENT GRADE 2009 TERM TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------

ADJUSTABLE RATE MORTGAGE-BACKED     Mortgage  instruments  with interest  rates
SECURITIES (ARMS):                  that  adjust  at  periodic  intervals  at a
                                    fixed amount over the market levels of interest rates as reflected in specified indexes. ARMS are backed by mortgage loans secured by real property.

ASSET-BACKED SECURITIES:            Securities   backed  by  various   types  of
                                    receivables such as automobile and credit card receivables.

CLOSED-END FUND:                    Investment  vehicle which initially offers a
                                    fixed number of shares and trades on a stock exchange. The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies.


COLLATERALIZED
  MORTGAGE OBLIGATIONS (CMOs):      Mortgage-backed  securities  which  separate
                                    mortgage  pools into  short-,  medium-,  and
                                    long-   term   securities   with   different
                                    priorities  for  receipt  of  principal  and
                                    interest.  Each  class  is paid a  fixed  or
                                    floating   rate  of   interest   at  regular
                                    intervals.   Also  known  as  multiple-class
                                    mortgage pass-throughs.

DISCOUNT:                           When a fund's  net  asset  value is  greater
                                    than its stock price the Trust is said to be trading at a discount.

DIVIDEND:                           Income   generated   by   securities   in  a
                                    portfolio and distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends on a monthly basis.

DIVIDEND REINVESTMENT:              Shareholders may elect to have all dividends
                                    and    distributions    of   capital   gains
                                    automatically   reinvested  into  additional
                                    shares of the Trust.

FHA: Federal Housing Association, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages.

FHLMC: Federal Home Loan Mortgage Corporation, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FHLMC are not guaranteed by the U.S. government, however; they are backed by FHLMC's authority to borrow from the U.S. government. Also known as Freddie Mac.

FNMA: Federal National Mortgage Association, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FNMA are not guaranteed by the U.S. government, however; they are backed by FNMA's authority to borrow from the U.S. government. Also known as Fannie Mae.


GNMA: Government National Mortgage Association, a U.S. government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages. GNMA's obligations are supported by the full faith and credit of the U.S. Treasury. Also known as Ginnie Mae.


GOVERNMENT SECURITIES:              Securities  issued or guaranteed by the U.S.
                                    government,   or  one  of  its  agencies  or
                                    instrumentalities,  such as GNMA (Government
                                    National   Mortgage    Association),    FNMA
                                    (Federal National Mortgage  Association) and
                                    FHLMC    (Federal    Home   Loan    Mortgage
                                    Corporation).


INTEREST-ONLY                       Mortgage  securities  that  receive only the
SECURITIES (I/O):                   interest cash flows from an underlying  pool
                                    of mortgage loans or underlying pass-through securities. Also known as a STRIP.


MARKET PRICE:                       Price per share of a security trading in the
                                    secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

MORTGAGE DOLLAR ROLLS:              A mortgage  dollar roll is a transaction  in
                                    which   the  Trust   sells   mortgage-backed
                                    securities for delivery in the current month
                                    and  simultaneously  contracts to repurchase
                                    substantially   similar  (although  not  the
                                    same) securities on a specified future date.
                                    During the "roll" period, the Trust does not
                                    receive  principal and interest  payments on
                                    the  securities,   but  is  compensated  for
                                    giving up these payments by the difference in the current sales price (for which the security is sold) and lower price that the Trust pays for the similar security at the end date as well as the interest earned on the cash proceeds of the initial sale.

MORTGAGE PASS-THROUGHS:             Mortgage-backed  securities issued by Fannie
                                    Mae, Freddie Mac or Ginnie Mae.

MULTIPLE-CLASS PASS-THROUGHS:       Collateralized Mortgage Obligations.

NET ASSET  VALUE  (NAV):            Net asset value is the total market value of
                                    all  securities  held  by  the  Trust,  plus
                                    income accrued on its investments, minus any
                                    liabilities   including   accrued  expenses,
                                    divided by the total number of outstanding shares. It is the underlying value of a single share on a given day. Net asset value for the Trust is calculated weekly and published in BARRON'S on Saturday and The
                                    WALL STREET JOURNAL each Monday.

PRINCIPAL-ONLY                      principal cash flows from an underlying pool
SECURITIES (P/O):                   of mortgage loans or underlying pass-through
                                    securities. Also known as a STRIP.

PROJECT LOANS:                      Mortgages   for   multi-family,    low-   to
                                    middle-income housing.

PREMIUM: When a Trust's stock price is greater than its net asset value, the Trust is said to be trading at a premium.

REMIC: A real estate mortgage investment conduit is a multiple-class security backed by mortgage-backed securities or whole mortgage loans and formed as a trust, corporation, partnership, or segregated pool of assets that elects to be treated as a REMIC for federal tax purposes. Generally, Fannie Mae REMICs are formed as trusts and are backed by mortgage-backed securities.

RESIDUALS:                          Securities   issued   in   connection   with
                                    collateralized   mortgage  obligations  that
                                    generally  represent  the  excess  cash flow
                                    from the mortgage assets  underlying the CMO
                                    after  payment of principal  and interest on
                                    the  other  CMO   securities   and   related
                                    administrative expenses.

REVERSE REPURCHASE                  In a reverse repurchase agreement, the Trust
AGREEMENTS:                         sells  securities  and agrees to  repurchase
                                    them at a  mutually  agreed  date and price.
                                    During this time, the Trust continues to receive the principal and interest payments from that security. At the end of the term, the Trust receives the same securities that were sold for the same initial dollar amount plus interest on the cash proceeds of the initial sale.

STRIPPED MORTGAGE-BACKED            Arrangements  in which a pool of  assets  is
SECURITIES:                         separated  into  two  classes  that  receive
                                    different  proportions  of the  interest and
                                    principal   distribution   from   underlying
                                    mortgage-backed securities. IO's and PO's are examples of STRIPs.

--------------------------------------------------------------------------------
                      BLACKROCK FINANCIAL MANAGEMENT, INC.
                           SUMMARY OF CLOSED-END FUNDS
--------------------------------------------------------------------------------




TAXABLE TRUSTS
--------------------------------------------------------------------------------

                                                                                         MATURITY
PERPETUAL TRUSTS                                                     STOCK SYMBOL          DATE
                                                                      ----------          ------
The BlackRock Income Trust Inc.                                          BKT                N/A
The BlackRock North American Government Income Trust Inc.                BNA                N/A


TERM TRUSTS
The BlackRock 1998 Term Trust Inc.                                       BBT               12/98
The BlackRock 1999 Term Trust Inc.                                       BNN               12/99
The BlackRock Target Term Trust Inc.                                     BTT               12/00
The BlackRock 2001 Term Trust Inc.                                       BLK               06/01
The BlackRock Strategic Term Trust Inc.                                  BGT               12/02
The BlackRock Investment Quality Term Trust Inc.                         BQT               12/04
The BlackRock Advantage Term Trust Inc.                                  BAT               12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc.                BCT               12/09




TAX-EXEMPT TRUSTS
--------------------------------------------------------------------------------

                                                                                         MATURITY
PERPETUAL TRUSTS                                                     STOCK SYMBOL          DATE
                                                                      ----------          ------
The BlackRock Investment Quality Municipal Trust Inc.                    BKN                N/A
The BlackRock California Investment Quality Municipal Trust Inc.         RAA                N/A
The BlackRock Florida Investment Quality Municipal Trust                 RFA                N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc.         RNJ                N/A
The BlackRock New York Investment Quality Municipal Trust Inc.           RNY                N/A


TERM TRUSTS
The BlackRock Municipal Target Term Trust Inc.                           BMN               12/06
The BlackRock Insured Municipal 2008 Term Trust Inc.                     BRM               12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc.          BFC               12/08
The BlackRock Florida Insured Municipal 2008 Term Trust                  BRF               12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc.            BLN               12/08
The BlackRock Insured Municipal Term Trust Inc.                          BMT               12/10

               IF YOU WOULD LIKE FURTHER INFORMATION PLEASE DO NOT
              HESITATE TO CALL BLACKROCK AT (800) 227-7BFM (7236)
                    OR CONSULT WITH YOUR FINANCIAL ADVISOR.

--------------------------------------------------------------------------------
                      BLACKROCK FINANCIAL MANAGEMENT, INC.
                                   AN OVERVIEW
--------------------------------------------------------------------------------


     BlackRock Financial Management (BlackRock) is a registered investment adviser which specializes in managing high quality fixed income securities, both taxable and tax exempt. BlackRock currently manages over $43 billion of assets across the government, mortgage, corporate and municipal sectors. These assets are managed on behalf of many individual investors in twenty-one closed-end funds traded on either the New York or American stock exchanges, and several open-end funds and on behalf of more than 100 institutional clients in the United States and overseas. BlackRock's institutional investor base includes Chrysler Corporation Master Retirement Trust, General Retirement System of the City of Detroit, State Treasurer of Florida, Ford Motor Company Pension Plan, General Electric Pension Trust and Unisys Corporation Master Trust.

     BlackRock was formed in April 1988 by fixed income professionals who sought to create an asset management firm specializing in managing fixed income securities for individuals and institutional investors. The professionals at BlackRock have extensive experience creating, analyzing and trading a variety of fixed income instruments, including the most complex structured securities. In fact, individuals at BlackRock are responsible for many of the major innovations in the mortgage-backed and asset-backed securities markets, including the creation of the CMO, the floating rate CMO, the senior/subordinated pass-through and the multi-class asset-backed security.

     BlackRock is unique among asset management and advisory firms in the significant emphasis it places on the development of proprietary analytical capabilities. A quarter of the professionals at BlackRock work full-time in the design, maintenance and use of such systems which are otherwise not generally available to investors. BlackRock's proprietary analytical tools are used for evaluating, investing in and designing investment strategies and portfolios of fixed income securities, including mortgage securities, corporate debt securities or tax-exempt securities and a variety of hedging instruments.

     BlackRock has developed investment products which respond to investors' needs and has been responsible for several major innovations in closed-end funds. BlackRock introduced the first closed-end mortgage fund, the first taxable and tax-exempt closed-end funds to offer a finite term, the first closed-end fund to achieve a AAAf rating by Standard & Poor's, and the first closed-end fund to invest primarily in North American Government securities. BlackRock's closed-end funds currently have dividend reinvestment plans which are designed to provide an ongoing source of demand for the stock in the secondary market. BlackRock manages a ladder of alternative investment vehicles, with each fund having a specific investment objectives and policies.

     In view of our continued desire to provide a high level of service to all our shareholders, BlackRock maintains a toll-free number for your questions. The number is (800) 227-7BFM (7236). We encourage you to call us with any questions you may have about your BlackRock funds and thank you for the continued trust you place in our abilities.

                      IF YOU WOULD LIKE FURTHER INFORMATION
           PLEASE DO NOT HESITATE TO CALL BLACKROCK AT (800) 227-7BFM

BLACKROCK

DIRECTORS
Laurence D. Fink, Chairman
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, President
Scott Amero, Vice President
Keith T. Anderson, Vice President
Michael C. Huebsch, Vice President
Robert S. Kapito, Vice President
Richard M. Shea, Vice President/Tax
Henry Gabbay, Treasurer
James Kong, Assistant Treasurer
Karen H. Sabath, Secretary

INVESTMENT ADVISER
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM

ADMINISTRATOR
PrincetonAdministrators, L.P.
P.O.Box 9095
Princeton, NJ 08543-9095
(800) 688-0928

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800)699-1BFM

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue
New York, NY 10022

  This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.


                    THE BLACKROCK BROAD INVESTMENT GRADE 2009
                                 TERM TRUST INC.
                        c/o Princeton Administrators L.P.
                                  P.O.Box 9095
                            Princeton, NJ 08543-9095
                                 (800) 227-7BFM



Printed on recycled paper                                            092472-10-6


                                 THE BLACKROCK
                                BROAD INVESTMENT
                                   GRADE 2009
                                TERM TRUST INC.
================================================================================
                                 ANNUAL REPORT
                                OCTOBER 31, 1996